Exhibit 32.1

THE PROVIDENCE SERVICE CORPORATION
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Daniel E. Greenleaf, the Chief Executive Officer of The Providence Service Corporation (the "Company"), does hereby certify, that, to my knowledge:

1)The Annual Report on Form 10-K for the year ended December 31, 2019 (the “Report”) of the Company fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 27, 2020

/s/ Daniel E. Greenleaf
Daniel E. Greenleaf Chief Executive Officer (Principal Executive Officer)